UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 23, 2003

                        UNIVERSAL GUARDIAN HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


DELAWARE                                0-24755                33-0379106
(State or other jurisdiction    (Commission File Number) (IRS Employer
of incorporation)                                        Identification Number)

                 3001 REDHILL AVENUE, BUILDING 4, SUITES 219-226
                          COSTA MESA, CALIFORNIA 92626
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (949) 743-9525


                          5759 FLEET STREET, SUITE 110
                           CARLSBAD, CALIFORNIA 92008
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


         TERMINATION OF TASK ORDERS WITH NORTHERN NEF, INC.

         Northern NEF, Inc., recently acquired by CompuCom Federal Systems, has received a Termination for Convenience of the Government, which gives the right to the General Services Administration to terminate certain task orders including those issued to The Harbour Group, a subsidiary of Universal Guardian Holdings, Inc. Consequently, pursuant the Termination of Convenience of the Government, Northern NEF, Inc. notified The Harbour Group on September 23, 2003, that the task orders had been terminated, to cease all work and to submit final invoices for the company, its subcontractors, equipment and related expenses.

         The Company is currently in discussions with the U.S. Navy to secure expanded security contracts for the current government fiscal year which began on October 1, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION Not applicable.

         (C)      EXHIBITS
                  Not applicable






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 9, 2003                     UNIVERSAL GUARDIAN HOLDINGS, INC.

                                           By: /s/ Michael J. Skellern
                                              -----------------------------
                                                 Michael J. Skellern
                                                 President